SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          MARCH 12, 2003



                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                 O-24512                88-1273503
         (State or other            (Commission          (I.R.S. Employer
   jurisdiction of incorporation)   File Number)         Identification No.)


                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626
              (Address of principal executive offices)  (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     On March 12, 2003, Anza Capital, Inc., Homelife, Inc., Andrew Cimerman, Vincent Rinehart, Cranshire Capital, L.P., Euram Cap Strat. "A" Fund Limited, Keyway Investments Ltd. and The Dot Com Fund, LLC entered into a Mututal Release Agreement which terminated the Reorganization Agreement between the parties. A copy of the Mutual Release Agreement is filed herewith as Exhibit 2.1.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.          REGULATION  FD  DISCLOSURE

     The  following  Exhibit  is  filed  as  part  of  this  report.

EXHIBITS

ITEM  NO.          DESCRIPTION
---------          -----------

2.1
                   Mutual  Release  Agreement  dated  March  12,  2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April  2,  2003                    Anza  Capital,  Inc.,
                                           a  Nevada  corporation



                                           -------------------------------------
                                           By:   Vincent  Rinehart
                                           Its:  President  and  Chief Executive
                                                 Officer

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